PENN SERIES FUNDS, INC.

Supplement dated July 1, 2022

to the Prospectus and Statement of Additional Information (“SAI”)

dated May 1, 2022, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Mid Core Value Fund

Mr. Phillip N. Davidson, portfolio manager of the Mid Core Value Fund (the “Fund”), has announced his plans to retire, effective December 31, 2022 (the “Effective Date”). Accordingly, as of the Effective Date, all references to Mr. Davidson in the Prospectus and SAI are deleted in their entirety. Mr. Davidson will continue to serve on the portfolio management team until his retirement. Mr. Michael Liss, Mr. Nathan Rawlins, Mr. Kevin Toney and Mr. Brian Woglom will continue to serve as portfolio managers of the Fund.

Mr. Davidson’s retirement as portfolio manager for the Fund is not expected to affect the day-to-day management of the Fund nor will it affect the Fund’s fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM 8930    07/22